UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2021

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices and Zip Code)

(234) 285-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed in our Form 10-K/A for the year ended December 31, 2020, filed with the Securities and Exchange Commission on June 8, 2021, an important aspect of our sales and marketing strategy involves pursuing relationships with specialty upfitting and fleet management companies to incorporate the Endurance into their fleet management programs. Fleet management companies sometimes purchase vehicles and then lease them to their own customers. In other instances, fleet management companies facilitate purchasing or leasing of vehicles by their customers which are generally large fleets. For example, in March 2021, we announced a series of agreements with an affiliate of Holman Enterprises, including a co-marketing agreement that establishes a framework for us and ARI, Holman’s fleet management services organization, to co-market and co-develop business opportunities with our respective customers and an agreement that establishes a framework pursuant to which ARI would use reasonable efforts to facilitate orders from its leasing clients for the Endurance over a three-year time period on the terms set forth in the agreement.

Subsequent to entering into the series of agreements with an affiliate of Holman Enterprises in March 2021, we have continued to pursue our strategy of pursuing relationships with specialty upfitting and fleet management companies to incorporate the Endurance into their fleet management programs. We have entered into vehicle purchase agreements with additional specialty upfitting and fleet management companies as a component of that strategy. These vehicle purchase agreements establish the terms and conditions of potential future purchases and other cooperation and generally have the following terms:

•	Term of 3 to 5 years;
•	Designation of Lordstown Motors as a preferred supplier;
•	Order procedures, including forecasting, confirmation, statusing, and cancellation procedures;
•	Down payment terms, which are generally 5% down 90 days prior to the requested delivery date;
•	Invoicing, delivery and payment terms; and
•	Other customary terms, including warranties, indemnification, intellectual property use, insurance and confidentiality terms.

These vehicle purchase agreements generally include a projected buyer order schedule over the 3 to 5 year life of the agreement, and may be terminated by either party at will on 30 days’ notice. They do not commit the counterparties to purchase vehicles, but we believe that they provide us with a significant indicator of demand for the Endurance.

To clarify recent remarks by company executives at the Automotive Press Association online media event on June 15, although these vehicle purchase agreements provide us with a significant indicator of demand for the Endurance, these agreements do not represent binding purchase orders or other firm purchase commitments. As previously disclosed in our Form 10-K/A for the year ended December 31, 2020, filed with the Securities and Exchange Commission on June 8, 2021, to date, we have engaged in limited marketing activities and we have no binding purchase orders or commitments from customers.

Item 8.01 Other Events.

Annual Meeting

Lordstown Motors Corp. (the “Company”) has postponed the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”), which was originally scheduled to be held on June 17, 2021 (the “Original Meeting Date”), until August 19, 2021. All stockholders of record as of the close of business on July 1, 2021, are entitled to vote and attend the Annual Meeting.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received no later than the close of business on June 27, 2021 and must otherwise comply with the specific requirements and procedures for stockholder proposals set forth in Rule 14a-8. Such proposals and supporting materials should be submitted to: Lordstown Motors Corp., Attn: Legal Department, 2300 Hallock Young Road, Lordstown, OH 44481.

The Company’s Amended and Restated Bylaws (the “Bylaws”) set forth certain procedures which stockholders must follow, including providing timely notice, in order to present any stockholder proposal, including the nomination of directors, directly at the Annual Meeting, but not submitted for inclusion in the proxy statement. Pursuant to the Bylaws, the public announcement of the postponement of an annual meeting of the Company shall not commence a new time period (or extend any time period) for stockholder’s notice. Therefore, for such proposals, stockholders must have submitted written notice to the Company in accordance with the Bylaws no later than April 10, 2021, which is the date the Company publicly announced in its announcement of the Original Meeting Date on Form 8-K, filed on March 31, 2021.

Hiring of Vice President, Global Commercial Operations

On June 17, 2021, the Company announced senior automotive executive John R. Whitcomb has joined the Company as Vice President, Global Commercial Operations, effective June 21, 2021. Mr. Whitcomb will be responsible for driving the Company's overall go-to-market strategy ahead of the start of limited production of the Endurance in late-September 2021. In the newly created role, Mr. Whitcomb will develop the strategic business model for the Company's sales and service footprint and lead a team to establish a national sales network. He will be responsible for developing service and after-sales strategies and processes as the Company prepares for production, drawing on his experience as a leader of marketing, sales and service in the global auto sector. Additionally, he will be tasked with exploring long term international strategies to determine where and when to expand.

A copy of the press release the Company issued regarding the hiring of Mr. Whitcomb is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Lordstown Motors Corp., issued June 17, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

Date: June 17, 2021	By:	/s/ Thomas V. Canepa
Thomas V. Canepa
General Counsel and Corporate Secretary